OMNIBUS AMENDMENT
    This OMNIBUS AMENDMENT (this “Amendment”) under each of the documents listed on Schedule I attached hereto is made and entered into as of July 20, 2022 by and among the Borrowers (as defined on Schedule I attached hereto) party hereto, the Guarantors (as defined on Schedule I attached hereto) party hereto (collectively with Borrowers, the “Credit Parties”), and the Agents (as defined on Schedule I attached hereto). Capitalized terms used and not otherwise defined on Schedule I hereto or elsewhere herein shall have the respective meanings ascribed to them in the applicable Financing Agreement.
WHEREAS, the Credit Parties have requested that each Agent amend the applicable Financing Agreement to which it is a party on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments.
(a)Rise Amendment.
(i)Subject to the terms and conditions herein set forth herein (including the conditions contained in Section 2 hereof) and in reliance upon the representations, warranties, agreements, covenants and acknowledgments of the Rise Credit Parties herein contained, with retroactive effect as of June 30, 2022, notwithstanding anything set forth in the Rise Financing Agreement to the contrary, the Rise Credit Parties and Rise Agent hereby agree that (x) solely with respect to the calculation of Excess Spread (60% or Greater APR) and Excess Spread (Below 60% APR) for the month ending June 30, 2022, such calculations of interest collections and Charge Offs related to Consumer Loans with bi-weekly payment schedules shall be calculated based on the period commencing June 1, 2022 and ending on July 1, 2022 and (y) solely with respect to the calculation of Excess Spread (60% or Greater APR) and Excess Spread (Below 60% APR) for the month ending July 31, 2022, such calculations of interest collections and Charge Offs related to Consumer Loans with bi-weekly payment schedules shall be calculated based on the period commencing July 2, 2022 and ending on July 31, 2022. The amendment contained in this Section 1(a)(i) is a limited amendment and (x) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default or (2) any term or condition of the Rise Financing Agreement or any other Transaction Document, and (y) shall not constitute a custom or course of dealing among the parties hereto.
(b)FinWise Amendment.
(i)Subject to the terms and conditions herein set forth herein (including the conditions contained in Section 2 hereof) and in reliance upon the representations, warranties, agreements, covenants and acknowledgments of the FinWise Credit Parties herein contained, with retroactive effect as of June 30, 2022, the FinWise Credit Parties and FinWise Agent hereby agree that (x) solely with respect to the calculation of Excess Spread (60% or Greater APR) and Excess Spread (Below 60% APR) for the month ending June 30, 2022, such calculations of interest collections and Charge Offs related to Consumer Loans with bi-weekly payment schedules shall be calculated based on the period commencing June 1, 2022 and ending on July 1, 2022 and (y) solely with respect to the calculation of Excess Spread (60% or Greater APR) and Excess Spread (Below 60% APR) for the month ending July 31, 2022, such calculations of interest collections and Charge Offs related to Consumer Loans with bi-weekly payment schedules shall be calculated based on the period commencing July 2, 2022 and ending on July 31, 2022. The amendment contained in this Section 1(b)(i) is a limited amendment and

(x) shall not constitute nor be deemed to constitute a waiver of (A) any Default or Event of Default or (B) any term or condition of the FinWise Financing Agreement or any other Transaction Document, and (y) shall not constitute a custom or course of dealing among the parties hereto.
(c)CCB Amendment.
(i)Subject to the terms and conditions herein set forth herein (including the conditions contained in Section 2 hereof) and in reliance upon the representations, warranties, agreements, covenants and acknowledgments of the CCB Credit Parties herein contained, with retroactive effect as of June 30, 2022, the CCB Credit Parties and CCB Agent hereby agree that (x) solely with respect to the calculation of Excess Spread (60% or Greater APR) and Excess Spread (Below 60% APR) for the month ending June 30, 2022, such calculations of interest collections and Charge Offs related to Consumer Loans with bi-weekly payment schedules shall be calculated based on the period commencing June 1, 2022 and ending on July 1, 2022 and (y) solely with respect to the calculation of Excess Spread (60% or Greater APR) and Excess Spread (Below 60% APR) for the month ending July 31, 2022, such calculations of interest collections and Charge Offs related to Consumer Loans with bi-weekly payment schedules shall be calculated based on the period commencing July 2, 2022 and ending on July 31, 2022. The amendment contained in this Section 1(c)(i) is a limited amendment and (x) shall not constitute nor be deemed to constitute a waiver of (i) any Default or Event of Default or (ii) any term or condition of the CCB Financing Agreement or any other Transaction Document, and (y) shall not constitute a custom or course of dealing among the parties hereto.
2.Conditions Precedent. This Amendment shall become effective upon the satisfaction in full of each of the following conditions:
(a)the execution and delivery of this Amendment by the Credit Parties and Agents;
(b)the representations and warranties of the respective Credit Parties contained herein and in the applicable Financing Agreement to which they are a party shall be true and correct except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date; and
(c)no Event of Default shall have occurred and be continuing or would result from the transaction contemplated hereby.
3.General Release. In consideration of the Agents’, Lenders’ and Holders’ agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharge the Lenders, the Holders and the Agents and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants, attorneys, managers, investment managers, partners, participants, members, principals and portfolio companies (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against any Agent, any Lender, any Holder or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender, any Holder or any other Released Person relating to any Financing Agreement or any other Transaction Document on or prior to the date hereof.

4.Representations and Warranties of the Credit Parties. To induce each Agent to execute and deliver this Amendment, each Credit Party represents, warrants and covenants that:
(a)The execution, delivery and performance by each Credit Party of this Amendment and all documents and instruments delivered in connection herewith have been duly authorized by all necessary action required on its part, and this Amendment and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(b)Each of the representations and warranties set forth in the Transaction Documents (as defined in the applicable Financing Agreement to which such Credit Party is a party) is true and correct on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Transaction Documents (as defined in the applicable Financing Agreement to which such Credit Party is a party) is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.
(c)Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby or thereby does or shall (i) result in a violation of any such Credit Party’s certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other governing documents, or the terms of any Capital Stock or other Equity Interests of any such Credit Party; (ii) conflict with, or constitute a breach or default (or an event which, with notice or lapse of time or both, would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any such Credit Party is a party; (iii) result in any “price reset” or other material change in or other modification to the terms of any Indebtedness, Equity Interests or other securities of any such Credit Party; or (iv) result in a violation of any law, rule, regulation, order, judgment or decree.
(d)No Event of Default has occurred or is continuing under this Amendment or any other Transaction Document.
5.Ratification of Liability.
(a)Each Rise Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction Documents to which it is a party as security for the obligations under or with respect to the Rise Financing Agreement, the Notes and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document. Each Rise Credit Party further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Holder or the Rise Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.
(b)Each FinWise Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction Documents to which it is a party as security for the obligations under or with respect to the FinWise Financing Agreement, the Notes and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document. Each FinWise Credit Party further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Holder or the FinWise Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.
(c)Each CCB Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction Documents to which it is a party as security for the obligations under or with respect to the CCB Financing Agreement, the Notes and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document. Each CCB Credit Party further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Holder or the CCB Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.
6.Reference to and Effect Upon the Transaction Documents.
(a)Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the Lenders, the Holders and the Agents and all of the obligations under the Transaction Documents, shall remain in full force and effect, including, but not limited to, the right of first refusal in favor of any Agent and its designees set forth in Section 8.19 of the applicable Financing Agreement. Each Credit Party hereby confirms that the Transaction Documents are in full force and effect, and that no such Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Transaction Document or the Credit Parties’ obligations thereunder.
(b)Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any amendments, consents or waivers set forth herein shall not directly or indirectly: (i) create any obligation to make any further loans or to defer any enforcement action after the occurrence of any Event of Default; (ii) constitute a consent or waiver of any past, present or future violations of any Transaction Document; (iii) amend, modify or operate as a waiver of any provision of any Transaction Document or any right, power or remedy of any Lender, any Holder or any Agent or (iv) constitute a course of dealing or other basis for altering any obligations under the Transaction Documents or any other contract or instrument. Except as expressly set forth herein, each Lender, each Holder and each Agent reserve all of their rights, powers, and remedies under the Transaction Documents and applicable law. All of the provisions of the Transaction Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.
(c)From and after the date hereof, (i) the term “Agreement” in each of the Rise Financing Agreement, FinWise Financing Agreement and CCB Financing Agreement, and all references to each of the Rise Financing Agreement, FinWise Financing Agreement and CCB Financing Agreement in any Transaction Document shall mean each of the Rise Financing Agreement, FinWise Financing Agreement and CCB Financing Agreement, as amended by this Amendment, and (ii) the term “Transaction Documents” defined in each of the Rise Financing Agreement, FinWise Financing Agreement and CCB Financing Agreement shall include, without limitation, this Amendment and any agreements, instruments and other documents executed or delivered in connection herewith.
7.Costs and Expenses. In addition to, and not in lieu of, the terms of the Transaction Documents relating to the reimbursement of the Lenders’, the Holders’ and the Agents’ fees and expenses, the Credit Parties shall reimburse each Lender, each Holder and each Agent, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses incurred in connection with this Amendment.
8.Governing Law; Jurisdiction; Jury Trial.
(a)All questions concerning the construction, validity, enforcement and interpretation of this Amendment with respect to the Rise Credit Parties and the Rise Financing Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each Rise Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Rise Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the Rise Financing Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH RISE PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.
(b)All questions concerning the construction, validity, enforcement and interpretation of this Amendment with respect to the FinWise Credit Parties and the FinWise Financing Agreement shall be governed by the internal laws of the State of New York, without giving effect to its conflicts of law principles other than §5-1401 and 5-1402 of the New York General Obligations Law. Each FinWise Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each FinWise Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the FinWise Financing Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH FINWISE PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.
(c)All questions concerning the construction, validity, enforcement and interpretation of this Amendment with respect to the CCB Credit Parties and the CCB Financing Agreement shall be governed by the internal laws of the State of New York, without giving effect to its conflicts of law principles other than §5-1401 and 5-1402 of the New York General Obligations Law. Each CCB Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each CCB Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the CCB Financing Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH CCB PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.
9.No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
10.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.
11.Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.
12.Further Assurances. The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
13.Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

ELEVATE CREDIT, INC.

By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

RISE SPV, LLC, a Delaware limited liability company

By:	Elevate Credit, Inc., a Delaware Corporation, its Sole Member
By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company
By:	Elevate Credit, Inc., as Sole Member
By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

ELASTIC FINANCIAL, LLC
ELEVATE DECISION SCIENCES, LLC
RISE CREDIT, LLC
FINANCIAL EDUCATION, LLC
EF FINANCIAL, LLC
EC FINANCIAL, LLC
EL SWELL, LLC
ELEVATE FINANCIAL RESOURCES, LLC
ELEVATE COLLECTIONS, LLC

By:	Elevate Credit, Inc., as Sole Member of each of the above-named entities
By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

RISE CREDIT SERVICE OF OHIO, LLC
RISE CREDIT SERVICE OF TEXAS, LLC

By:	RISE Credit, LLC, as Sole Member of each of the above-named entities

By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

RISE FINANCIAL, LLC
RISE CREDIT OF ALABAMA, LLC
RISE CREDIT OF CALIFORNIA, LLC
RISE CREDIT OF DELAWARE, LLC
RISE CREDIT OF GEORGIA, LLC
RISE CREDIT OF IDAHO, LLC
RISE CREDIT OF ILLINOIS, LLC
RISE CREDIT OF KANSAS, LLC
RISE CREDIT OF MISSISSIPPI, LLC
RISE CREDIT OF MISSOURI, LLC
RISE CREDIT OF NEW MEXICO, LLC
RISE CREDIT OF NORTH DAKOTA, LLC
RISE CREDIT OF SOUTH CAROLINA, LLC
RISE CREDIT OF TENNESSEE, LLC
RISE CREDIT OF TEXAS, LLC
RISE CREDIT OF UTAH, LLC
RISE CREDIT OF VIRGINIA, LLC
RISE CREDIT OF WISCONSIN, LLC

By:	RISE SPV, LLC, as Sole Member of each of the above-named entities

By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

ELASTIC LOUISVILLE, LLC
ELEVATE ADMIN, LLC
ELASTIC MARKETING, LLC

By:	Elastic Financial, LLC, as Sole Member of each of the above-named entities

By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

EF MARKETING, LLC

By:	EF Financial, LLC, as Sole Member of the above-named entity

By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

EC MARKETING, LLC

By:	EC Financial, LLC, as Sole Member of the above-named entity

By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

EL SWELL ADMIN, LLC

By:	EL Swell, LLC, as Sole Member of the above-named entity

By:	Elevate Credit, Inc., as its Sole Member

By:	/s/ Jason Harvison
Name:	Jason Harvison
Title:	Chief Executive Officer

IN WITNESS WHEREOF, each party has caused its signature page to this Amendment to be duly executed as of the date first written above.

EF SPV, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Sheraim Mascal
Name:	Sheraim Mascal
Title:	Director

IN WITNESS WHEREOF, each party has caused its signature page to this Amendment to be duly executed as of the date first written above.

EC SPV, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Sheraim Mascal
Name:	Sheraim Mascal
Title:	Director

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

VICTORY PARK MANAGEMENT, LLC

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	Manager

Schedule I
1.that certain Fifth Amended and Restated Financing Agreement dated as of February 7, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Rise Financing Agreement”) by and among Rise SPV, LLC, a Delaware limited liability company ( “Rise SPV” or the “US Term Note Borrower”), Elevate Credit Service, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower (“Elevate Credit” or the “US Last Out Term Note Borrower”; the US Term Note Borrower, and the US Last Out Term Note Borrower, each a “Rise Borrower” and collectively, the “Rise Borrowers”), the Guarantors (as defined in the Rise Financing Agreement) party thereto (such Guarantors, collectively with the Rise Borrowers, the “Rise Credit Parties”), the Lenders (as defined in the Rise Financing Agreement) party thereto and Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the “Rise Agent”) for the Lenders and the Holders (as defined in the Rise Financing Agreement) (such Lenders and Holders, the “Rise Holders”; the Rise Credit Parties, the Rise Agent and the Rise Holders, the “Rise Parties”);
2.that certain Financing Agreement dated as of February 7, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “FinWise Financing Agreement”) by and among EF SPV, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “FinWise Borrower”), Elevate Credit, as a Guarantor (as defined in the FinWise Financing Agreement), the other Guarantors party thereto (such Guarantors, collectively with Elevate Credit and the FinWise Borrower, the “FinWise Credit Parties”), the Lenders (as defined in the FinWise Financing Agreement) party thereto and Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the “FinWise Agent”) for the Lenders and the Holders (as defined in the FinWise Financing Agreement) (such Lenders and Holders, the “FinWise Holders”; the FinWise Credit Parties, the FinWise Agent and the FinWise Holders, the “FinWise Parties”); and
3.that certain Financing Agreement dated as of July 31, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “CCB Financing Agreement”; collectively with the Rise Financing Agreement and the FinWise Financing Agreement, the “Financing Agreements” and each, a “Financing Agreement”) by and among EC SPV, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “CCB Borrower”; collectively with the Rise Borrowers and FinWise Borrower, the “Borrowers” and each, a “Borrower”), Elevate Credit, as a Guarantor (as defined in the CCB Financing Agreement), the other Guarantors party thereto (such Guarantors, collectively with Elevate Credit and the CCB Borrower, the “CCB Credit Parties”; collectively with the Rise Credit Parties and FinWise Credit Parties, the “Credit Parties” and each a “Credit Party”), the Lenders (as defined in the CCB Financing Agreement) party thereto and Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the “CCB Agent”; collectively with the Rise Agent and FinWise Agent, the “Agents” and each, an “Agent”) for the Lenders and the Holders (as defined in the CCB Financing Agreement) (such Lenders and Holders, the “CCB Holders”; collectively with the Rise Holders and the FinWise Holders the “Holders” and each, a “Holder”; the CCB Credit Parties, the CCB Agent and the CCB Holders, the “CCB Parties”).